Exhibit 99.2

1 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 © 2017 BAKER HUGHES INCORPORATED. ALL RIGHTS RESERVED. TERMS AND CONDITIONS OF USE: BY ACCEPTING THIS DOCUMENT, THE RECIPIENT AGREES THAT THE DOCUMENT TOGETHER WITH ALL INFORMATION INCLUDED THEREIN IS THE CONFIDENTIAL AND PROPRIETARY PROPERTY OF BAKER HUGHES INCORPORATED AND INCLUDES VALUABLE TRADE SECRETS AND/OR PROPRIETARY INFORMATION OF BAKER HUGHES (COL LEC TIVELY "INFORMATION"). BAKER HUGHES RETAINS ALL RIGHTS UNDER COPYRIGHT LAWS AND TRADE SECRET LAWS OF THE UNITED STATES OF AMERICA AND OTHER COUNTRIES. THE RECIPIENT FURTHER AGREES THAT THE DOCUMENT MAY NOT BE DISTRIBUTED, TRANSMITTE D, COPIED OR REPRODUCED IN WHOLE OR IN PART BY ANY MEANS, ELECTRONIC, MECHANICAL, OR OTHERWISE, WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF BAKER HUGHES, AND MAY NOT BE USED DIRECTLY OR INDIRECTLY IN ANY WAY DETRIMENTAL TO BAKER HUG HES ’ INTEREST. 46859 SCOTIA HOWARD WEIL 2017 ENERGY CONFERENCE Martin Craighead Chairman and Chief Executive Officer NEW ORLEANS, MARCH 28, 2017

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Baker Hughes, the new NYSE listed corporation ("Newco") will prepare and file with the SEC a registration statement on Form S-4 that will include a combined proxy statement/prospectus of Newco and Baker Hughes (the "Combined Proxy Statement/Prospectus"). Baker Hughes and Newco will prepare and file the Combined Proxy Statement/Prospectus with the SEC, and Baker Hughes will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Baker Hughes and/or Newco may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY BAKER HUGHES OR NEWCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by Baker Hughes and/or Newco through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by Newco and/or Baker Hughes with the SEC on Baker Hughes' website at http://www.bakerhughes.com or by contacting Baker Hughes Investor Relations at alondra.oteyza@bakerhughes.com or by calling +1-713-439-8822.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

GE, Baker Hughes, Newco, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of GE is contained in GE's proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on March 8, 2017, its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 24, 2017, and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of Baker Hughes is contained in Baker Hughes' proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on March 9, 2017, its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 8, 2017, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

© 2017 Baker Hughes Incorporated. All Rights Reserved.

2

BAKER HUGHES

3 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 Caution Concerning Forward - Looking Statements This communication contains “forward - looking” statements as that term is defined in Section 27A of the Securities Act of 1933, a s amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the pro posed transaction between GE and Baker Hughes. All statements, other than historical facts, including statements regarding the expected timing and structure of the pr oposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such a s i mproved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, customers’ business plans and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction, including the projected impact on GE’s earnings per share; oil and natural gas market conditions; c ost s and availability of resources; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward - looking statements. Forward - looking sta tements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potent ial ,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar wor ds or expressions. Forward - looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forwar d - l ooking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including ce rtain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockh old ers of Baker Hughes may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by GE or Baker Hughes, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating th e b usinesses of GE, Baker Hughes and Newco ; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the ri sk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the contemplated merger or re sult in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions , including oil price changes; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in GE’s and Baker Hughes’ reports fi led with the SEC, including GE’s and Baker Hughes’ annual report on Form 10 - K, periodic quarterly reports on Form 10 - Q, periodic current reports on Form 8 - K and other documents fi led with the SEC. The foregoing list of important factors is not exclusive. Any forward - looking statements speak only as of the date of this communication. Neither GE nor Baker Hughes undertakes any oblig ation to update any forward - looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cauti oned not to place undue reliance on any of these forward - looking statements. 3 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

4 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 TOPICS EFFICIENCY AND PRODUCTIVITY CHALLENGES FACING THE INDUSTRY INCREASED COMPLEXITY IN CUSTOMER OPERATIONS INDUSTRY HEADWINDS IN A LOWER COMMODITY PRICE ENVIRONMENT CHARACTERISTICS OF THE DESIRED OFS STRATEGIC PARTNER COMBINING WITH GE OIL & GAS WILL MAKE US A BETTER PARTNER TO OUR CUSTOMERS 4 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

5 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Offshore deepwater Offshore midwater Offshore shelf Oil sands Shale/Tight oil Conventional onshore Gas Proven (Bcf) Oil Proven (Million bbl) 1.5 TRILLION RECOVERY FACTOR PRODUCTION INEFFICIENCY (NON - PRODUCTIVE TIME AND INVISIBLE LOST TIME) PROVEN RESERVES THE PRODUCTION/INEFFICIENCY GAP Source: Rystad Energy, 2016 5 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

6 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 Source: Bloomberg 11.2% 6.1% 6.3% 12.6% 9.0% 11.0% 10.3% 9.2% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 14% Integrated North America Independents - Oil North America Independents - Gas National Oil Companies Return on Invested Capital (ROIC) Weighted Average Cost of Capital (WACC) ROIC less WACC Notes: (1) Simple average of ROIC and WACC for companies in each operator segment over 2009 - 2014. (2) Integrated companies are: ExxonMobil, Chevron, BP, Shell, Total, Repsol , and ENI. North America Independents – Oil are: Pioneer, Devon, Apache, Whiting, Oxy, Noble, and EOG. North America Independents – Gas are: Chesapeake, Gulfport, Encana , Southwestern, and Antero. National Oil Companies are: Petrobras , Ecopetrol , YPF, Rosneft , Lukoil, Gazprom, Statoil, CNOOC, Sinopec, Petrochina , Petronas , and Pertamina . 2009 - 2014 2.2 PPTs - 4.8 PPTs - 4.1 PPTs 3.4 PPTs OIL AND GAS RETURN ON INVESTED CAPITAL PERFORMANCE 6 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

7 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 Notes: (1) Simple average of annual capital - weighted ROIC (excluding extraordinary items) and WACC for companies in each industry over 2009 - 2015. (2) North American Independents group is based on the S&P 500 Oil Exploration & Production sub - industry and includes 18 companies: A pache, Anadarko, Chesapeake, Cabot, Conoco, Concho, Devon, EOG, EQT, Hess, Marathon, Murphy, Noble, Newfield, Pioneer, Range Resources, Southwestern, and Cimarex. Other industries shown cor res pond to S&P 500 Global Industry Classification Standard (GICS) industry groups. Number of constituents for each of these industries is as follows: Utilities: 28; Telecom: 5: Transportation : 1 5; Automotive: 6; and Capital Goods: 44. Constituents for each industry are as of January 2017. Only partial data exist for certain companies during part of the period. - 2.3% 4.9% 7.8% 9.7% 3.6% 6.8% 9.6% 5.4% 6.5% 8.9% 6.9% 7.6% - 11.9% - 0.5% 1.3% 0.7% - 3.3% - 0.8% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% North America Independents Utilities Telecom Transportation Auto Capital Goods ROIC WACC ROIC-WACC Spread NORTH AMERICA INDEPENDENTS RETURN ON INVESTED CAPITAL VERSUS CAPITAL INTENSIVE S&P 500 SUB - SEGMENTS 2009 - 2016 Source: Bloomberg 7 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

8 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 WELL INTENSITY All indicators of increased well intensity across North America 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 0 5 10 15 20 25 30 35 40 45 Lateral Legnth (Feet) Completion Date Stimulation Stages (Count) WELL COMPLEXITY Stimulation Stages (Count) Lateral Length (Feet) Source: Rystad Energy, 2016 8 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

9 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 9 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

10 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 LOWER FOR LONGER U.S. rig count is up by about 50% since September and U.S . production has increased by about 500k barrels / day 408 417 449 481 509 544 580 634 683 744 8,100 8,200 8,300 8,400 8,500 8,600 8,700 8,800 8,900 9,000 9,100 0 100 200 300 400 500 600 700 800 May 2016 Jun 2016 Jul 2016 Aug 2016 Sep 2016 Oct 2016 Nov 2016 Dec 2016 Jan 2017 Feb 2017 Thousands of Barrels / day Rigs U.S. RIG COUNT AND PRODUCTION Rigs Production Source: Baker Hughes Rig Count and EIA 10 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

11 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 NEW OFS PARTNER CHARACTERISTICS Constant innovation to improve operational and financial performance Fullstream portfolio and the ability to deliver comprehensive solutions Flexible commercial models Increased data and analytical capabilities 11 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

12 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 HOW OUR COMBINATION WITH GE OIL & GAS MAKES US A BETTER PARTNER Unmatched investment and resources to accelerate and enhance innovation Intra - industry experience with added midstream and downstream capabilities More outcome based agreements and expanded financing capabilities GE’s Predix industrial operating system 12 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859

13 © 2017 Baker Hughes Incorporated. All Rights Reserved. 46859 © 2017 BAKER HUGHES INCORPORATED. ALL RIGHTS RESERVED. TERMS AND CONDITIONS OF USE: BY ACCEPTING THIS DOCUMENT, THE RECIPIENT AGREES THAT THE DOCUMENT TOGETHER WITH ALL INFORMATION INCLUDED THEREIN IS THE CONFIDENTIAL AND PROPRIETARY PROPERTY OF BAKER HUGHES INCORPORATED AND INCLUDES VALUABLE TRADE SECRETS AND/OR PROPRIETARY INFORMATION OF BAKER HUGHES (COL LEC TIVELY "INFORMATION"). BAKER HUGHES RETAINS ALL RIGHTS UNDER COPYRIGHT LAWS AND TRADE SECRET LAWS OF THE UNITED STATES OF AMERICA AND OTHER COUNTRIES. THE RECIPIENT FURTHER AGREES THAT THE DOCUMENT MAY NOT BE DISTRIBUTED, TRANSMITTE D, COPIED OR REPRODUCED IN WHOLE OR IN PART BY ANY MEANS, ELECTRONIC, MECHANICAL, OR OTHERWISE, WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF BAKER HUGHES, AND MAY NOT BE USED DIRECTLY OR INDIRECTLY IN ANY WAY DETRIMENTAL TO BAKER HUG HES ’ INTEREST. 46859 SCOTIA HOWARD WEIL 2017 ENERGY CONFERENCE Martin Craighead Chairman and Chief Executive Officer NEW ORLEANS, MARCH 28, 2017